UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2010

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2010, Frank S. Sklarsky, Chief Financial Officer and Executive Vice President, Eastman Kodak Company (“Kodak” or the “Company”) advised the Company of his intention to resign from the Company effective November 5, 2010. The Company issued a press release on October 12, 2010, announcing this event. The press release is attached as Exhibit (99.1) to this filing.

On October 7, 2010, the Company's Board of Directors elected Antoinette P. McCorvey, age 53, as Chief Financial Officer and Senior Vice President, effective November 5, 2010. The Company issued a press release on October 12, 2010 announcing this event. The press release is attached as Exhibit (99.1) to this filing.

Ms. McCorvey has served as Kodak’s Director of Investor Relations since 2007 and is a Vice President. From 2006 to 2007, Ms. McCorvey was the Finance Director of the Company’s Consumer Digital Group and from 2003 to 2006 she was Director of Corporate Financial Planning and Analysis.  Ms. McCorvey joined Kodak in 1999 as Assistant Controller and Finance Director for the Company’s Imaging Materials Group.  Prior to joining Kodak, Ms. McCorvey was Vice President and General Manager of the Nylon Plastics, Polymers & Industrial Fibers business of Solutia, Inc. From 1979 to 1996, she held various finance roles with Monsanto Company. Ms. McCorvey received her MBA and BS in Accounting and Finance from the University of West Florida.

In connection with her election, the Executive Compensation and Development Committee of the Board (the "Committee") approved the following compensation arrangements for Ms. McCorvey during its meeting on October 7, 2010: (a) an annual base salary of $450,000; (b) a target performance bonus equal to 75% of her base salary under the Executive Compensation for Excellence and Leadership (“EXCEL”) Plan, if earned; and (c) a one-time grant of 15,000 stock options.  In addition, Ms. McCorvey agreed to waive her rights to receive a tax gross payment in the event of a change in control under the Company’s Executive Protection Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

(99.1)	Press release issued by Eastman Kodak Company on October 12, 2010 relating to the appointment of Antoinette P. McCorvey as Chief Financial Officer and Senior Vice President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:  /s/ Robert L. Berman

         Robert L. Berman
                                                                                                         Chief Human Resources Officer
                                                                                                         and Senior Vice President

Date:  October 12, 2010

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)	Press release issued by Eastman Kodak Company on October 12, 2010 relating to the appointment of Antoinette P. McCorvey as Chief Financial Officer and Senior Vice President.